Trade and other receivables	12 Months Ended
Dec. 31, 2025
Trade and other receivables
Trade and other receivables

19.Trade and other receivables

	2025	2024
	$'m	$'m
Non-current
Accrued revenue and lease incentive	2.0	73.5
Other tax receivables	—	5.6
Payment in advance for property, plant and equipment	22.2	24.6
Deferred consideration(a)	89.3	—
Withholding tax receivables	22.3	14.9
Contingent consideration receivable(b)	—	2.4
	135.8	121.0
Current
Trade receivables	119.6	237.2
Less: allowance for expected credit losses	(12.1)	(16.3)
Net trade receivables(c)	107.5	220.9
Other receivables(d)	33.4	44.4
Prepaid land rent	2.1	0.8
Other prepaid expenses	9.2	14.5
Advance payments	12.4	10.9
Withholding tax receivables(e)	10.1	10.3
VAT receivables	6.7	10.0
Contingent consideration receivable(b)	—	1.6
	181.4	313.4
(a)	Deferred consideration relates to the vendor loan notes, including accrued interest, issued on the disposal of IHS Rwanda (refer to note 31 for further details).
(b)	Receivable on the I-Systems acquisition.
(c)	The fair value is equal to their carrying amount.
(d)	Included in other receivables are short-term fixed deposits which are not classified as cash and cash equivalents as it exceeds the three-month maturity period.
(e)	Withholding tax receivables are assessed for recoverability based on a five year cash flow projection and an analysis of the utilization of withholding tax balances in settlement of future income tax liabilities. Effective from January 1, 2025, revenue tax withheld by customers in Nigeria with respect to colocation and telecommunication tower services decreased from 10% to 2%. Following this change in regulation, previously impaired revenue withholding tax receivables are reassessed each period to identify which could be utilized in settlement of future tax liabilities which can result in the reversal of previously impaired revenue withholding tax receivables (see note 8).

Included in trade receivables is $45.2 million (2024: $135.7 million) relating to accrued revenue of which $17.1 million (2024: $54.4 million) relates to contract assets, with the remainder being accrued lease rental income.

Payment in advance for property, plant and equipment relates to the future supply of tower and tower equipment and fiber assets. All non-current receivables are due within twenty years from the end of the reporting period. All current trade and other receivables are due within 12 months from the end of the reporting period. The Group does not secure any collateral for its trade receivables. Refer to note 4 (c) for further information on trade and other receivables.

Prepaid land rent is capitalized to the right-of-use asset insofar as it relates to leases accounted for under IFRS 16. The prepaid land rent for leases that are exempt from being accounted for under IFRS 16, under the Group’s accounting policy, are accounted for as short-term prepayments.